SUB-RESEARCH AGREEMENT

between

FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED

and

FIDELITY INTERNATIONAL INVESTMENT ADVISORS

AGREEMENT made this 1st day of July, 2003, by and between Fidelity International Investment Advisors (U.K.) Limited, 27-28 Lovat Lane, London, England (hereinafter called the "U.K. Sub-Advisor") and Fidelity International Investment Advisors, a Bermuda company with principal offices at Pembroke Hall, Pembroke, Bermuda (hereinafter called the "Sub-Advisor").

WHEREAS Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Advisor"), has entered into various management contracts (each a "Management Contract") with those Massachusetts and Delaware business trusts, each a registered investment company issuing one or more series of shares of beneficial interest (each a "Trust") on behalf of each of their respective Portfolios listed on Schedule A attached hereto, as the same may be amended from time to time (each a "Portfolio"), pursuant to which the Advisor is to act as investment advisor to each of the Portfolios,

WHEREAS, the Sub-Advisor has entered into a Sub-Advisory Agreement with the Advisor (the "Sub-Advisory Agreement") pursuant to which the Sub-Advisor, directly or through certain of its subsidiaries or other affiliated persons (including the U.K. Sub-Adviser and Fidelity Investments Japan Limited), may provide investment advice and research services to the Advisor on behalf of the Portfolios pursuant to a number of agreements,

WHEREAS, the Sub-Advisor is willing to provide international investment advice and research services to the Advisor on behalf of each of the Portfolios listed on Schedule A, to the extent that such Portfolios may invest in international assets from time to time, and the Advisor desires that the Sub-Advisor provide such international investment advice and research services to the Advisor on behalf of such Portfolios under a Master International Research Agreement;

WHEREAS the U.K. Sub-Advisor has personnel in Western Europe and has been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located outside of the United States and Canada, principally in the U.K. and Europe; and

NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Sub-Advisor and the U.K. Sub-Advisor agree as follows:

1. Delegated Duties: The Sub-Advisor hereby delegates to the U.K. Sub-Advisor and the U.K. Sub-Advisor accepts responsibility for performing such investment advice and research services, particularly with respect to issuers, companies, governments and economic conditions located outside of the U.S. and Canada, principally in the U.K. and Europe, with respect to all or a portion of the investments of each Portfolio, in connection with the Sub-Advisor's duties under the Sub-Advisory Agreement, as may be requested by the Sub-Advisor. The services and the portion of the investments of each Portfolio advised by the U.K. Sub-Advisor shall be as agreed upon from time to time by the Sub-Advisor and the U.K. Sub-Advisor. The U.K. Sub-Advisor shall pay the salaries and fees of all personnel of the U.K. Sub-Advisor performing the investment advice and research services for the Portfolios.

(a) Investment Advice and Research Services: If and to the extent requested by the Sub-Advisor, the U.K. Sub-Advisor shall provide investment advice and research services to the Sub-Advisor with respect to all or a portion of the investments of each Portfolio. In connection with providing such investment advice and research services, the U.K. Sub-Advisor shall furnish to the Sub-Advisor on behalf of each Portfolio such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.

(b) Subsidiaries and Affiliates: The U.K. Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the U.K Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the affected Trust(s) to the extent required pursuant to the Investment Company Act of 1940 (the "1940 Act") and rules thereunder.

2. Information to be Provided to the Trusts and the Advisor: The U.K. Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trusts, the Advisor, and the Sub-Advisor as the Trusts' Board of Trustees, the Advisor or the Sub-Advisor may reasonably request from time to time, or as the U.K. Sub-Advisor may deem to be desirable.

3. Compensation: For investment advisory and research services provided under subparagraph (a) of paragraph 1 of this Agreement, the Sub-Advisor agrees to pay the U.K. Sub-Advisor a sub-advisory fee (the "U.K. Sub-Advisory Fee"). The U.K. Sub-Advisory Fee shall be equal to the administrative costs incurred by the U.K. Sub-Advisor in providing investment advice and research services hereunder. The U.K. Sub-Advisory Fee may be reduced to reflect expense reimbursements, fee waivers or aggregate caps, if any, in effect from time to time upon mutual agreement of the Sub-Advisor and the U.K. Sub-Advisor. Notwithstanding the foregoing, a Portfolio that is party to a sub-advisory agreement with the Sub-Advisor and the U.K. Sub-Advisor for the provision of either discretionary or non-discretionary services ("FIIA/FIIAL U.K. Sub-Advisory Agreement") shall not be allocated any portion of the U.K. Sub-Advisory Fee payable hereunder during any period in which such FIIA/FIIAL U.K. Sub-Advisory Agreement is in effect and either discretionary or non-discretionary services are being provided thereunder. As further consideration, the Sub-Advisor shall provide the U.K. Sub-Advisor with access to any and all research produced or acquired by the Sub-Advisor.

4. Expenses: It is understood that each Portfolio will pay all of its expenses other than those expressly stated to be payable by the U.K. Sub-Advisor hereunder, by the Sub-Advisor under the Sub-Advisory Agreement or by the Advisor under the Management Contract with the Portfolio.

5. Interested Persons: It is understood that the Trustees, officers, and shareholders of the Trusts are or may be or become interested in the Advisor, the Sub-Advisor or the U.K. Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor, the Sub-Advisor or the U.K. Sub-Advisor are or may be or become similarly interested in the Trusts, and that the Advisor, the Sub-Advisor or the U.K. Sub-Advisor may be or become interested in the Trusts as a shareholder or otherwise.

6. Services to Other Companies or Accounts: The Services of the U.K. Sub-Advisor to the Sub-Advisor are not to be deemed to be exclusive, the U.K. Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the U.K. Sub-Advisor's ability to meet all of its obligations hereunder. The U.K. Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor, the Sub-Advisor or the Trusts.

7. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the U.K. Sub-Advisor, the U.K. Sub-Advisor shall not be subject to liability to the Sub-Advisor, the Advisor, the Trusts or to any shareholder of the Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

8. Duration and Termination of Agreement; Amendments:

(a) Subject to prior termination as provided in subparagraph (d) of this paragraph 8, this Agreement shall continue in force until June 30, 2004 for each Portfolio designated as a Fixed-Income Portfolio on Schedule A and until July 31, 2004 for each Portfolio designated as a Equity Portfolio on Schedule A and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the affected Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Agreement may be modified by mutual consent of the Advisor, the U.K. Sub-Advisor, the Sub-Advisor and the affected Trust(s) subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission.

(c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph 8, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the affected Trust(s) who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) The Advisor may, at any time and without any prior written notice to the other parties to this Agreement and the Board of Trustees of the affected Trust(s), terminate this Agreement in respect of any or all of the Portfolios, without payment of any penalty. A Trust may at any time on sixty (60) days' prior written notice to the parties to this Agreement, terminate this Agreement in respect of such Trust or a Portfolio, without payment of any penalty, by action of the Board of Trustees of the affected Trust or by vote of a majority of the Portfolio's outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.

9. Limitation of Liability: The U.K. Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the Trusts and agrees that any obligations of any Trust or Portfolio arising in connection with this Agreement shall be limited in all cases to the Trust or a Portfolio and its assets, and the U.K. Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust or Portfolio. Nor shall the U.K. Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee of any Trust.

10. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act as now in effect or as hereafter amended.

IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED

BY:	/s/Richard Wane
Richard Wane
Director

FIDELITY INTERNATIONAL INVESTMENT ADVISORS

BY:	/s/David Holland
David Holland
Director

Schedule A

Trusts and Portfolios Covered by the Sub-Research Agreement, dated as of July 1, 2003 between

Fidelity International Investment Advisors

and

Fidelity International Investment Advisors (U.K.) Limited

Name of Trust	Name of Portfolio	Type of Fund	Effective Date
Fidelity Advisor Series I	Fidelity Advisor Asset Allocation Fund	Equity	07/01/03
Fidelity Advisor Series I	Fidelity Advisor Balanced Fund	Equity	07/01/03
Fidelity Advisor Series I	Fidelity Advisor Dividend Growth Fund	Equity	07/01/03
Fidelity Advisor Series I	Fidelity Advisor Dynamic Capital Appreciation Fund	Equity	07/01/03
Fidelity Advisor Series I	Fidelity Advisor Equity Growth Fund	Equity	07/01/03
Fidelity Advisor Series I	Fidelity Advisor Equity Income Fund	Equity	07/01/03
Fidelity Advisor Series I	Fidelity Advisor Equity Value Fund	Equity	07/01/03
Fidelity Advisor Series I	Fidelity Advisor Fifty Fund	Equity	07/01/03
Fidelity Advisor Series I	Fidelity Advisor Growth & Income Fund	Equity	07/01/03
Fidelity Advisor Series I	Fidelity Advisor Growth Opportunities Fund	Equity	07/01/03
Fidelity Advisor Series I	Fidelity Advisor Large Cap Fund	Equity	07/01/03
Fidelity Advisor Series I	Fidelity Advisor Leveraged Company Stock Fund	Equity	07/01/03
Fidelity Advisor Series I	Fidelity Advisor Mid Cap Fund	Equity	07/01/03
Fidelity Advisor Series I	Fidelity Advisor Small Cap Fund	Equity	07/01/03
Fidelity Advisor Series I	Fidelity Advisor Strategic Growth Fund	Equity	07/01/03
Fidelity Advisor Series I	Fidelity Advisor Value Strategies Fund	Equity	07/01/03
Fidelity Advisor Series II	Fidelity Advisor Floating Rate High Income Fund	Fixed-Income	07/01/03
Fidelity Advisor Series II	Fidelity Advisor High Income Fund	Fixed-Income	07/01/03
Fidelity Advisor Series II	Fidelity Advisor High Income Advantage Fund	Fixed-Income	07/01/03
Fidelity Advisor Series II	Fidelity Advisor Intermediate Bond Fund	Fixed-Income	07/01/03
Fidelity Advisor Series II	Fidelity Advisor Mortgage Securities Fund	Fixed-Income	07/01/03
Fidelity Advisor Series II	Fidelity Advisor Short Fixed-Income Fund	Fixed-Income	07/01/03
Fidelity Advisor Series II	Fidelity Advisor Strategic Income Fund	Fixed-Income	07/01/03
Fidelity Advisor Series IV	Fidelity Real Estate High Income Fund	Fixed-Income	07/01/03
Fidelity Advisor Series VII	Fidelity Advisor Biotechnology Fund	Equity	07/01/03
Fidelity Advisor Series VII	Fidelity Advisor Consumer Industries Fund	Equity	07/01/03
Fidelity Advisor Series VII	Fidelity Advisor Cyclical Industries Fund	Equity	07/01/03
Fidelity Advisor Series VII	Fidelity Advisor Developing Communications Fund	Equity	07/01/03
Fidelity Advisor Series VII	Fidelity Advisor Electronics Fund	Equity	07/01/03
Fidelity Advisor Series VII	Fidelity Advisor Financial Services Fund	Equity	07/01/03
Fidelity Advisor Series VII	Fidelity Advisor Health Care Fund	Equity	07/01/03
Fidelity Advisor Series VII	Fidelity Advisor Natural Resources Fund	Equity	07/01/03
Fidelity Advisor Series VII	Fidelity Advisor Real Estate Fund	Equity	07/01/03
Fidelity Advisor Series VII	Fidelity Advisor Technology Fund	Equity	07/01/03
Fidelity Advisor Series VII	Fidelity Advisor Telecommunications & Utilities Growth Fund	Equity	07/01/03
Fidelity Advisor Series VIII	Fidelity Advisor Diversified International Fund	Equity	07/01/03
Fidelity Advisor Series VIII	Fidelity Advisor Emerging Asia Fund	Equity	07/01/03
Fidelity Advisor Series VIII	Fidelity Advisor Emerging Markets Income Fund	Fixed-Income	07/01/03
Fidelity Advisor Series VIII	Fidelity Advisor Europe Capital Appreciation Fund	Equity	07/01/03
Fidelity Advisor Series VIII	Fidelity Advisor Global Equity Fund	Equity	07/01/03
Fidelity Advisor Series VIII	Fidelity Advisor International Capital Appreciation Fund	Equity	07/01/03
Fidelity Advisor Series VIII	Fidelity Advisor Japan Fund	Equity	07/01/03
Fidelity Advisor Series VIII	Fidelity Advisor Korea Fund	Equity	07/01/03
Fidelity Advisor Series VIII	Fidelity Advisor Latin America Fund	Equity	07/01/03
Fidelity Advisor Series VIII	Fidelity Advisor Overseas Fund	Equity	07/01/03
Fidelity Advisor Series VIII	Fidelity Advisor Value Leaders Fund	Equity	07/01/03
Fidelity Beacon Street Trust	Fidelity Advisor Tax Managed Stock Fund	Equity	07/01/03
Fidelity Beacon Street Trust	Fidelity Tax Managed Stock Fund	Equity	07/01/03

Fidelity Boston Street Trust	Fidelity Target Timeline 2003 Fund	Fixed-Income	07/01/03
Fidelity Boylston Street Trust	Fidelity Stable Value Fund	Fixed-Income	07/01/03
Fidelity Capital Trust	Fidelity Capital Appreciation Fund	Equity	07/01/03
Fidelity Capital Trust	Fidelity Disciplined Equity Fund	Equity	07/01/03
Fidelity Capital Trust	Fidelity Small Cap Independence Fund	Equity	07/01/03
Fidelity Capital Trust	Fidelity Stock Selector Fund	Equity	07/01/03
Fidelity Capital Trust	Fidelity Focused Stock Fund	Equity	07/01/03
Fidelity Capital Trust	Fidelity Value Fund	Equity	07/01/03
Fidelity Charles Street Trust	Fidelity Asset Manager	Equity	07/01/03
Fidelity Charles Street Trust	Fidelity Asset Manager: Aggressive	Equity	07/01/03
Fidelity Charles Street Trust	Fidelity Asset Manager: Growth	Equity	07/01/03
Fidelity Charles Street Trust	Fidelity Asset Manager: Income	Equity	07/01/03
Fidelity Charles Street Trust	Spartan Investment Grade Bond Fund	Fixed-Income	07/01/03
Fidelity Commonwealth Trust	Fidelity Intermediate Bond Fund	Fixed-Income	07/01/03
Fidelity Commonwealth Trust	Fidelity Large Cap Stock Fund	Equity	07/01/03
Fidelity Commonwealth Trust	Fidelity Mid Cap Stock Fund	Equity	07/01/03
Fidelity Commonwealth Trust	Fidelity Small Cap Retirement Fund	Equity	07/01/03
Fidelity Commonwealth Trust	Fidelity Small Cap Stock Fund	Equity	07/01/03
Fidelity Contrafund	Fidelity Contrafund	Equity	07/01/03
Fidelity Contrafund	Fidelity Advisor New Insights Fund	Equity	07/17/03
Fidelity Covington Trust	Fidelity Real Estate High Income Fund II	Fixed-Income	07/01/03
Fidelity Destiny Portfolios	Fidelity Destiny I	Equity	07/01/03
Fidelity Destiny Portfolios	Fidelity Destiny II	Equity	07/01/03
Fidelity Devonshire Trust	Fidelity Equity-Income Fund	Equity	07/01/03
Fidelity Devonshire Trust	Fidelity Real Estate Investment Portfolio	Equity	07/01/03
Fidelity Devonshire Trust	Fidelity Structured Large Cap Growth Fund	Equity	07/01/03
Fidelity Devonshire Trust	Fidelity Structured Large Cap Value Fund	Equity	07/01/03
Fidelity Devonshire Trust	Fidelity Structured Mid Cap Growth Fund	Equity	07/01/03
Fidelity Devonshire Trust	Fidelity Structured Mid Cap Value Fund	Equity	07/01/03
Fidelity Devonshire Trust	Fidelity Utilities Fund	Equity	07/01/03
Fidelity Financial Trust	Fidelity Convertible Securities Fund	Equity	07/01/03
Fidelity Financial Trust	Fidelity Equity-Income II Fund	Equity	07/01/03
Fidelity Financial Trust	Fidelity Independence Fund	Equity	07/01/03
Fidelity Fixed-Income Trust	Fidelity High Income Fund	Fixed-Income	07/01/03
Fidelity Fixed-Income Trust	Fidelity Inflation-Protected Bond Fund	Fixed-Income	07/01/03
Fidelity Fixed-Income Trust	Fidelity Investment Grade Bond Fund	Fixed-Income	07/01/03
Fidelity Fixed-Income Trust	Fidelity Short-Term Bond Fund	Fixed-Income	07/01/03
Fidelity Hastings Street Trust	Fidelity Contrafund II	Equity	07/01/03
Fidelity Hastings Street Trust	Fidelity Fifty	Equity	07/01/03
Fidelity Hastings Street Trust	Fidelity Fund	Equity	07/01/03
Fidelity Hastings Street Trust	Fidelity Growth & Income II Portfolio	Equity	07/01/03
Fidelity Income Fund	Fidelity Ginnie Mae Fund	Fixed-Income	07/01/03
Fidelity Income Fund	Fidelity Intermediate Government Income Fund	Fixed-Income	07/01/03
Fidelity Income Fund	Fidelity Total Bond Fund	Fixed-Income	07/01/03
Fidelity Investment Trust	Fidelity Aggressive International Fund	Equity	07/01/03
Fidelity Investment Trust	Fidelity Canada Fund	Equity	07/01/03
Fidelity Investment Trust	Fidelity China Region Fund	Equity	07/01/03
Fidelity Investment Trust	Fidelity Diversified International Fund	Equity	07/01/03
Fidelity Investment Trust	Fidelity Emerging Markets Fund	Equity	07/01/03
Fidelity Investment Trust	Fidelity Europe Capital Appreciation Fund	Equity	07/01/03
Fidelity Investment Trust	Fidelity Europe Fund	Equity	07/01/03
Fidelity Investment Trust	Fidelity Global Balanced Fund	Equity	07/01/03
Fidelity Investment Trust	Fidelity International Growth & Income Fund	Equity	07/01/03
Fidelity Investment Trust	Fidelity International Small Cap Fund	Equity	07/01/03
Fidelity Investment Trust	Fidelity Japan Fund	Equity	07/01/03
Fidelity Investment Trust	Fidelity Japan Smaller Companies Fund	Equity	07/01/03
Fidelity Investment Trust	Fidelity Latin America Fund	Equity	07/01/03
Fidelity Investment Trust	Fidelity Nordic Fund	Equity	07/01/03
Fidelity Investment Trust	Fidelity Overseas Fund	Equity	07/01/03
Fidelity Investment Trust	Fidelity Pacific Basin Fund	Equity	07/01/03
Fidelity Investment Trust	Fidelity Southeast Asia Fund	Equity	07/01/03
Fidelity Investment Trust	Fidelity Worldwide Fund	Equity	07/01/03
Fidelity Magellan Fund	Fidelity Magellan Fund	Equity	07/01/03
Fidelity Mt. Vernon Street Trust	Fidelity Aggressive Growth Fund	Equity	07/01/03
Fidelity Mt. Vernon Street Trust	Fidelity Growth Company Fund	Equity	07/01/03
Fidelity Mt. Vernon Street Trust	Fidelity New Millennium Fund	Equity	07/01/03
Fidelity Puritan Trust	Fidelity Balanced Fund	Equity	07/01/03
Fidelity Puritan Trust	Fidelity Low-Priced Stock Fund	Equity	07/01/03
Fidelity Puritan Trust	Fidelity Puritan Fund	Equity	07/01/03
Fidelity Puritan Trust	Fidelity Value Discovery Fund	Equity	07/01/03

Fidelity School Street Trust	Fidelity New Markets Income Fund	Fixed-Income	07/01/03
Fidelity School Street Trust	Fidelity Strategic Income Fund	Fixed-Income	07/01/03
Fidelity Securities Fund	Fidelity Advisor Aggressive Growth Fund	Equity	07/01/03
Fidelity Securities Fund	Fidelity Blue Chip Growth Fund	Equity	07/01/03
Fidelity Securities Fund	Fidelity Blue Chip Value Fund	Equity	07/01/03
Fidelity Securities Fund	Fidelity Dividend Growth Fund	Equity	07/01/03
Fidelity Securities Fund	Fidelity Growth & Income Portfolio	Equity	07/01/03
Fidelity Securities Fund	Fidelity Leveraged Company Stock Fund	Equity	07/01/03
Fidelity Securities Fund	Fidelity OTC Portfolio	Equity	07/01/03
Fidelity Securities Fund	Fidelity Real Estate Income Fund	Fixed-Income	07/01/03
Fidelity Select Portfolios	Fidelity Select Air Transportation Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Automotive Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Banking Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Biotechnology Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Brokerage and Investment Management Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Business Services and Outsourcing Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Chemicals Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Computers Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Construction and Housing Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Consumer Industries Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Cyclical Industries Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Defense and Aerospace Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Developing Communications Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Electronics Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Energy Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Energy Service Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Environmental Services Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Financial Services Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Food and Agriculture Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Gold Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Health Care Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Home Finance Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Industrial Equipment Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Industrial Materials Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Insurance Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Leisure Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Medical Delivery Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Medical Equipment and Systems Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Multimedia Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Natural Gas Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Natural Resources Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Networking and Infrastructure Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Paper and Forest Products Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Pharmaceuticals Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Retailing Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Software and Computer Services Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Technology Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Telecommunications Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Transportation Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Utilities Growth Portfolio	Equity	07/01/03
Fidelity Select Portfolios	Fidelity Select Wireless Portfolio	Equity	07/01/03
Fidelity Summer Street Trust	Fidelity Capital & Income Fund	Fixed-Income	07/01/03
Fidelity Trend Fund	Fidelity Trend Fund	Equity	07/01/03
Fidelity Union Street Trust	Fidelity Export and Multinational Fund	Equity	07/01/03
Variable Insurance Products Fund	VIP High Income Portfolio	Fixed-Income	07/01/03
Variable Insurance Products Fund	VIP Overseas Portfolio	Equity	07/01/03
Variable Insurance Products Fund	VIP Value Portfolio	Equity	07/01/03
Variable Insurance Products Fund II	VIP Asset Manager Portfolio	Equity	07/01/03
Variable Insurance Products Fund II	VIP Asset Manager: Growth Portfolio	Equity	07/01/03
Variable Insurance Products Fund II	VIP Contrafund Portfolio	Equity	07/01/03
Variable Insurance Products Fund III	VIP Aggressive Growth Portfolio	Equity	07/01/03
Variable Insurance Products Fund III	VIP Balanced Portfolio	Equity	07/01/03
Variable Insurance Products Fund III	VIP Dynamic Capital Appreciation Portfolio	Equity	07/01/03
Variable Insurance Products Fund III	VIP Growth & Income Portfolio	Equity	07/01/03
Variable Insurance Products Fund III	VIP Growth Opportunities Portfolio	Equity	07/01/03
Variable Insurance Products Fund III	VIP Mid Cap Portfolio	Equity	07/01/03
Variable Insurance Products Fund III	VIP Value Strategies Portfolio	Equity	07/01/03
Variable Insurance Products Fund IV	VIP Consumer Industries Portfolio	Equity	07/01/03
Variable Insurance Products Fund IV	VIP Cyclical Industries Portfolio	Equity	07/01/03
Variable Insurance Products Fund IV	VIP Financial Services Portfolio	Equity	07/01/03
Variable Insurance Products Fund IV	VIP Growth Stock Portfolio	Equity	07/01/03
Variable Insurance Products Fund IV	VIP Health Care Portfolio	Equity	07/01/03
Variable Insurance Products Fund IV	VIP Natural Resources Portfolio	Equity	07/01/03
Variable Insurance Products Fund IV	VIP Real Estate Portfolio	Equity	07/01/03
Variable Insurance Products Fund IV	VIP Technology Portfolio	Equity	07/01/03
Variable Insurance Products Fund IV	VIP Telecommunications & Utilities Growth Portfolio	Equity	07/01/03
Variable Insurance Products Fund IV	VIP Value Leaders Portfolio	Equity	07/01/03

Agreed and Accepted

as of July 17, 2003

Fidelity International Investment Advisors	Fidelity International Investment Advisors (U.K.) Limited

By:/s/David Holland	By:/s/Richard Wane
David Holland	Richard Wane
Director	Director